UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 16, 2006

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

(Exact Name of Registrant as Specified in Its Charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:   N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

This Current Report on Form 8-K is being filed to provide corrected consents of Deloitte & Touche LLP dated February 16, 2006. The consents attached as Exhibits 23.1 and 23.2 to this Current Report replace the consents previously filed as Exhibits 23.1 and 23.2 to the Annual Report on Form 10-K of Vectren Corporation for the year ended December 31, 2005, which was filed on February 17, 2006.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
23.2	Independent Auditors’ Consent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2006	VECTREN CORPORATION

	By:	/s/ M. Susan Hardwick
M. Susan Hardwick
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description	Location

23.1	Consent of Independent Registered Public Accounting Firm	Attached
23.2	Independent Auditors’ Consent	Attached